UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 15, 2005

Omega Healthcare Investors, Inc.
(Exact Name of Registrant as Specified in Charter)

Maryland	1-11316	38-3041398
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9690 Deereco Road Suite 100 Timonium, Maryland 21093
(Address of Principal Executive Offices)

(410) 427-1700
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K/A filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-14(c)).

"Explanatory Note: This amendment no. 1 to the Current Report on Form 8-K (the "Form 8-K") relates to the press release filed as Exhibit 99.1 of the Form 8-K filed by Omega Healthcare Investors, Inc., a Maryland corporation (the "Registrant"), on March 15, 2005.  The sole change effected is a correction relating to the amount of the accrued and unpaid dividends on the Registrant's Series B Cumulative Preferred Stock that will be redeemed on May 2, 2005."

A copy of a press release discussing the redemption of the Series B Preferred Stock is attached to this Current Report on Form 8-K/A as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01.  Financial Statements and Exhibits.

(c) Exhibits

Exhibit No.	Document
99.1	Press Release of Omega Healthcare Investors, Inc., issued on March 15, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

    Omega Healthcare Investors, Inc.
      (Registrant)

Date: March 16, 2005      By:/S/ C. Taylor Pickett
         C. Taylor Pickett
        Chief Executive Officer